                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 1999
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                             ACT Manufacturing, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Massachusetts                     0-25560                 04-2777507
-------------------------------   ------------------------    ----------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                  2 Cabot Road
                           Hudson, Massachusetts 01749
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (978) 568-0105
               --------------------------------------------------
               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 3
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Item 5. Other Events

      On May 10, 1999, ACT Manufacturing, Inc. ("ACT"), EAST Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ACT ("Merger Sub") and CMC Industries, Inc., a Delaware corporation ("CMC") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), providing for the merger (the "Merger") of Merger Sub with and into CMC, after which the separate corporate existence of Merger Sub shall cease and CMC shall continue as the surviving corporation and a wholly-owned subsidiary of ACT.

      Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock of CMC ("CMC Common Stock") issued and outstanding immediately prior to the Effective Time (other than treasury shares) will be converted automatically into the right to receive 0.50 of a share of the common stock of ACT ("ACT Common Stock"). The consummation of the Merger is subject to various conditions precedent, including approval of the stockholders of both ACT and CMC and various state and Federal regulatory agencies, as well as other customary conditions. The Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

      John A. Pino, ACT's President, Chief Executive Officer and Chairman of the Board of Directors and certain trusts for Mr. Pino's benefit, collectively holders of approximately 55% of the outstanding ACT Common Stock, and certain stockholders of CMC holding approximately 29% of the outstanding CMC Common Stock have agreed to vote in favor of the approval of the Merger Agreement. The voting agreements are attached hereto as Exhibits 99.2 and 99.3, respectively, and are hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)     Exhibits.

Exhibit No.   Description

2.1 Agreement and Plan of Merger and Reorganization dated May 10, 1999, by and among ACT Manufacturing, Inc., EAST Acquisition Corp. and CMC Industries, Inc.

99.1 Joint Press Release of ACT Manufacturing, Inc. and CMC Industries, Inc., dated May 10, 1999.

99.2 Voting Agreement dated May 10, 1999, by and among ACT Manufacturing, Inc., EAST Acquisition Corp., and certain stockholders of CMC Industries, Inc.

99.3 Voting Agreement dated May 10, 1999, by and among CMC Industries, Inc. and certain stockholders of ACT Manufacturing, Inc.


                                       1
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ACT MANUFACTURING, INC.


Date: May 14, 1999                                  By:    /s/ John A. Pino
                                                           ----------------
                                                           John A. Pino
                                                           President and Chief
                                                           Executive Officer


                                       2
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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

2.1 Agreement and Plan of Merger and Reorganization dated May 10, 1999, by and among ACT Manufacturing, Inc., EAST Acquisition Corp. and CMC Industries, Inc.

99.1 Joint Press Release of ACT Manufacturing, Inc. and CMC Industries, Inc., dated May 10, 1999.

99.2 Voting Agreement dated May 10, 1999, by and among ACT Manufacturing, Inc., EAST Acquisition Corp., and certain stockholders of CMC Industries, Inc.

99.3 Voting Agreement dated May 10, 1999, by and among CMC Industries, Inc. and certain stockholders of ACT Manufacturing, Inc.